EXHIBIT 99.5


FORM NO. 13003 2-95

        NORTHERN LIFE                               VARIABLE ANNUITY APPLICATION
[LOGO]  P. O. Box 12530                                CERTIFICATE/POLICY NO.
        Seattle, WA 98111
        1-800-426-7050

HOME OFFICE USE ONLY
         ER GROUP POLICY NO. ___________
         EFFECTIVE DATE ________________
         BILLING NO. ___________________

PLAN TYPE

CHOOSE ONE:
[ ] Transfer Only
[ ] Periodic
    (or Flexible)

CHOOSE ONE:
[ ] Group
    [ ] allocated
    [ ] unallocated
[ ] Individual

CHOOSE ONE:
[ ] TSA     [ ] Nonqualified
[ ] IRA     [ ] 457
[ ] SEP
[ ] 401(a)
[ ] Other: __________________

ANNUITANT
         NAME
         TELEPHONE NO. (   )
         ADDRESS
         CITY
         STATE
         ZIP
         SOCIAL SECURITY NUMBER
         OCCUPATION
         SEX  [ ] M   [ ] F

         DATE OF BIRTH

EMPLOYER
         NAME
         MAILING ADDRESS
         CITY
         STATE
         ZIP CODE
         CONTACT PERSON
         TELEPHONE NO. (   )

OWNER (If other than annuitant)
         NAME
         ADDRESS
         CITY
         STATE
         ZIP CODE
         TAX I.D. OR SOCIAL SECURITY NO.
         DATE OF BIRTH
         TELEPHONE NO. (   )

BENEFICIARY

If additional beneficiary designations are needed, please include in Special Instructions or on attachment to the application. Contingent beneficiaries do not receive proceeds unless all primary beneficiaries are deceased when proceeds become due. (Louisiana requires address and Social Security No.)

     PRIMARY
         ADDRESS (If different from Annuitant's)
         CITY
         STATE
         ZIP CODE
         SOCIAL SECURITY NO.
         RELATIONSHIP

     CONTINGENT
         ADDRESS (if different from Annuitant's)
         CITY
         STATE
         ZIP CODE
         SOCIAL SECURITY NO.
         RELATIONSHIP

PAYMENT SCHEDULE

[ ] PERIODIC PAYMENT          PAYMENT               ANNUAL     1ST REMITTANCE
                              AMOUNT     #PYMNTS    PREMIUM    DATE

Salary Reduction    [ ] EE   $       X          =  $           ______________
Agreement or        [ ] ER   $       X          =  $           ______________
Amendment to
Employment Contract [ ] EE   $       X          =  $           ______________
required for TSA.   [ ] ER   $       X          =  $           ______________

                      TOTAL ANNUAL PREMIUM
                      (FOR 12-MONTH PERIOD ONLY)               $

[ ] Monthly Preauthorized Checking (PAC)
   (Does not apply to TSA; attach PAC form)

BILLING MODE              OTHER
1 2 4 9 10 12 20 22 24 26

NON-BILLING MONTHS
J F M A M J J A S O N D


PAYMENT SCHEDULE

         [ ] SINGLE SUM PAYMENT    $                CHECK ENCLOSED
                                                 [ ] YES  [ ] NO

         [ ] ROLLOVER/TRANSFER PAYMENT

                  CHECK ENCLOSED            ACCEPTANCE LETTER            PAYOR
                    [ ] YES  [ ] NO         REQ'D  [ ] YES   [ ] NO

               POLICY NUMBER                AMOUNT
                                            $

                  CHECK ENCLOSED            ACCEPTANCE LETTER           PAYOR
                    [ ] YES  [ ] NO         REQ'D  [ ] YES   [ ] NO

               POLICY NUMBER                AMOUNT
                                            $

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SPECIAL INSTRUCTIONS
(If necessary, attach a separate sheet)

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                               Form No. 13003 2-95
                             Owner/Annuitant Entries
                                   Page 1 of 2


                        NORTHSTAR - NORTHSTAR/NWNL TRUST


PURCHASE PAYMENT ALLOCATION (WHOLE %)

     NORTHSTAR: NORTHSTAR/NWNL TRUST
     ------ % 020 Northstar Income and Growth Fund
     ------ % 021 Northstar Multi-sector Bond Fund
     ------ % 022 Northstar Growth Fund

     FIXED ACCOUNT
     ------ % 180 Fixed Account A
     ------ % 181 Fixed Account B

     FIDELITY:  VARIABLE PRODUCTS FUND
     ------ % 070 Money Market Portfolio
     ------ % 071 Growth Portfolio
     ------ % 072 Equity-Income Portfolio
     ------ % 073 Overseas Portfolio

     FIDELITY:  VARIABLE PRODUCTS FUND II
     ------ % 080 Asset Manager Portfolio
     ------ % 081 Asset Manager: Growth Portfolio
     ------ % 082 Index 500 Portfolio
     ------ % 083 Contrafund Portfolio

     OTHER:
         --- % -----------------
         --- % -----------------
         --- % -----------------
         --- % -----------------


If no allocations are indicated or the total allocation percentages do not equal 100%, the total Purchase Payment(s) will be allocated to the Fidelity Money Market Portfolio Fund pending allocation instructions from the Owner.

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*    I hereby represent my answers to the questions on this application to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any annuity contract issued by the Company.

* Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

* I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF A SUBACCOUNT OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I HEREBY ACKNOWLEDGE RECEIPT OF A VARIABLE ANNUITY PROSPECTUS DATED __________________ AND PROSPECTUSES OF THE CURRENT VARIABLE ACCOUNT FUNDS.

REPLACEMENT: Will this annuity replace or change in whole or in part any life insurance or annuity(ies) you now have in force? [ ] Yes [ ] No If yes, complete: Company _________________________ Year Issued ______ [ ] life insurance or [ ] annuity, [ ] group or [ ] individual (If necessary, attach a separate sheet for additional contracts.)

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SIGNATURES

         DATED AT (CITY AND STATE)
         DATE
         ANNUITANT SIGNATURE
         OWNER SIGNATURE (if other than annuitant)
         AGENT'S REPLACEMENT QUESTION: Do you have knowledge or reason to believe that replacement of existing life insurance or annuities may be involved in connection with this transaction? [ ] YES [ ] NO If yes, attach a list of policies ans a Replacement Form where required by state law.

         AGENT NAME

         AGENT SIGNATURE
         LICENSE I.D. NO.
         AGENT NO.           SPLIT %

         AGENT NAME
         AGENT SIGNATURE
         LICENSE I.D. NO.
         AGENT NO.           SPLIT %

         AGENT NAME
         AGENT SIGNATURE
         LICENSE I.D. NO.
         AGENT NO.           SPLIT %

AGENT REMARKS

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FOR DEALER ONLY

         DEALER NAME

         BRANCH OFFICE

         DEALER SYMBOL

         AUTHORIZED SIGNATURE

DEALER:  Make check payable to:
             NORTHERN LIFE INSURANCE COMPANY
             and mail check and application to:
             Variable Payment Processing Department
             P.O. Box 12530, Seattle, WA 98111-4530

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